UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 10, 2023, Eiger BioPharmaceuticals, Inc. (“Eiger”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying Eiger that it no longer satisfies the $10 million stockholders’ equity requirement for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(1)(A), or the alternatives to that requirement - a $50 million market value of listed securities or $50 million in net income in the most recent fiscal year or two of the last three fiscal years - as required by Nasdaq Listing Rule 5450(b) (the “Equity Requirement”).

As with the Bid Price Deficiency Letter (as defined below), the Staff’s notification has no immediate effect on Eiger’s continued listing on The Nasdaq Global Market, and Eiger’s Common Stock will continue to trade on Nasdaq under the symbol “EIGR” at this time. In accordance with the Nasdaq Listing Rules, Eiger was provided 45 calendar days, or until December 26, 2023, to submit a plan to regain compliance with the Equity Requirement (the “Compliance Plan”). If the Compliance Plan is accepted, the Staff has the discretion to grant Eiger an extension of up to 180 calendar days from the date of the Staff’s notice, or May 8, 2024, to regain compliance with the Equity Requirement.

If the Staff does not accept the Compliance Plan, the Staff will provide written notification to Eiger that the Compliance Plan has been rejected, which determination may be appealed to a Nasdaq Hearings Panel (the “Panel”). The request for a hearing would stay any further action by the Staff at least pending a hearing before the Panel and the expiration of any extension period that the Panel may grant to Eiger following the hearing.

Eiger plans to timely submit the Compliance Plan for the Staff’s review, to monitor its stockholders’ equity, and to otherwise consider all available options to regain compliance with the Equity Requirement. However, there can be no assurance that Eiger will be able to regain compliance with the Equity Requirement.

The notification is separate from, and in addition to, the previously disclosed deficiency letter (the “Bid Price Deficiency Letter”) that Eiger received from the Staff on July 26, 2023, notifying Eiger that, for the last 30 consecutive business days, the bid price for Eiger’s common stock, par value $0.001 per share (the “Common Stock”), closed below the $1.00 per share minimum bid price requirement for continued inclusion on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). As previously disclosed, Eiger was provided 180 calendar days to regain compliance with the Bid Price Requirement, or until January 22, 2024 (the “Compliance Date”). If Eiger does not regain compliance with the Bid Price Requirement by the Compliance Date, Eiger does not currently believe it would be eligible for an additional 180 calendar day compliance period due to its current inability to meet the Equity Requirement. To qualify for an additional 180 calendar day compliance period, Eiger would be required to meet the continued listing requirement for market value of its publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Bid Price Requirement, including the $5 million stockholders’ equity requirement for initial listing. If Eiger is not eligible for an additional compliance period at that time, or the Staff concludes that Eiger will not be able to cure the deficiency during the additional compliance period, the Staff will provide written notification to Eiger that its Common Stock will be subject to delisting. At that time, Eiger may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel. However, there can be no assurance that such appeal would be successful.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the timing and content of our Compliance Plan, our ability to file the Compliance Plan in accordance with Nasdaq rules, whether the Staff accepts the Compliance Plan, our ability to regain compliance with the Nasdaq continued listing requirements, and our financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by assumptions we make that later turn out to be incorrect, or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of the Nasdaq Global Market, including the Bid Price Requirement, timely file our Compliance Plan in accordance with Nasdaq rules, our ability to submit a Compliance Plan that is acceptable to the Staff, the potential de-listing of our shares from the Nasdaq Global Market due to our failure to comply with the Bid Price Requirement or the Equity Requirement, and the other risks set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: November 13, 2023

	By:	/s/ James Vollins
James Vollins
General Counsel, Chief Compliance Officer & Corporate Secretary